                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report: March 26, 2001

(Date of earliest event reported)

Commission File No. 333-80941


                   Bank of America Mortgage Securities, Inc.
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              Delaware                                 94-324470
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      (State of Incorporation)            (I.R.S. Employer Identification No.)

          201 North Tryon Street, Charlotte, North Carolina    28255
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Address of principal executive offices                              (Zip Code)

                                (704) 387-2111
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              Registrant's Telephone Number, including area code


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             (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.   Other Events
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          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.           Description
-----------           -----------
   (99)               Collateral Term Sheets prepared by Banc of America
                      Securities LLC in connection with Bank of America Mortgage
                      Securities, Inc., Mortgage Pass-Through Certificates,
                      Series 2001-4

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             BANK OF AMERICA MORTGAGE
                             SECURITIES, INC.


March 26, 2001

                             By:  /s/ Judy Ford
                                  --------------------------------------------
                                  Judy Ford
                                  Vice President

                               INDEX TO EXHIBITS
                               -----------------

                                                                Paper (P) or
Exhibit No.         Description                                 Electronic (E)
-----------         -----------                                 --------------

   (99)             Collateral Term Sheets                             E
                    prepared by Banc of America
                    Securities LLC in connection
                    with Bank of America
                    Mortgage Securities, Inc., Mortgage
                    Pass-Through Certificates, Series 2001-4